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                                                                   Exhibit 23(b)

              Consent of Independent Certified Public Accountants
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We consent to the use of our audit report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                     /s/ KPMG Peat Marwick LLP

Portland, Oregon
November 19, 1996.